VANGUARD PENNSYLVANIA TAX-FREE FUNDS

CIK No. 0000788606
File No. 811- 04571



EXHIBIT INDEX

The exhibit to Item number 77P is hereby Incorporated by Reference, see File Number 2-11444, filed on 7/19/2000.